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                                                                    EXHIBIT 99.1


[WHITEHALL JEWELLERS, INC. LOGO]                             NEWS RELEASE

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                                 For:       Whitehall Jewellers, Inc.
                                 Contact:   John R. Desjardins
                                            Executive Vice President,
                                            Chief Financial Officer
FOR IMMEDIATE RELEASE                       TX: 312/762-9751
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    WHITEHALL JEWELLERS, INC. ANNOUNCES FIRST QUARTER SALES OF $73.0 MILLION

                      COMPARABLE STORE SALES INCREASED 3.3%

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         Chicago, Illinois, May 6, 2004 -- Whitehall Jewellers, Inc. (NYSE: JWL)
today announced sales for the first quarter ended April 30, 2004 were $73.0 million, a 5.6% increase compared to $69.1 million for the first quarter of last year. Comparable store sales increased 3.3% during the quarter, versus a comparable store sales decrease of 8.7% for the first fiscal quarter of 2003.

         The Company plans to release financial results for the quarter ended April 30, 2004 on Thursday, May 27, 2003. Following the release, the Company will host a conference call at 9:00 AM EDT that will be broadcast live over the Internet at http://www.whitehalljewellers.com. To participate in the call, please dial 1-888-789-0150 approximately 10 minutes before the scheduled time to be connected to the call. Please call Susan Weber at 312-762-0292 to reserve a space on the call.

ABOUT WHITEHALL JEWELLERS

Whitehall Jewellers, Inc. is a leading national specialty retailer of fine jewelry, currently operating 385 stores in 38 states. The Company operates stores in regional and superregional shopping malls under the names Whitehall Co. Jewellers, Lundstrom Jewelers and Marks Bros. Jewelers.

SAFE HARBOR STATEMENT

This release contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this release, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment as of the date of this release with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these


155 NORTH WACKER DRIVE                                        MAIN: 312-782-6800
CHICAGO, ILLINOIS 60606                                        FAX: 312-469-5592

                           INVESTORRELATIONS@WHJI.COM
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forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. Whitehall Jewellers undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward-looking statements contained in this release: (1) a change in economic conditions or the financial markets which negatively impacts the retail sales environment and reduces discretionary spending on goods such as jewelry; (2) reduced levels of mall traffic caused by economic or other factors; (3) our ability to execute our business strategy and the related effects on comparable store sales and other results; (4) the extent and results of our store expansion strategy and associated occupancy costs, and access to funds for new store openings; (5) the high degree of fourth quarter seasonality of our business; (6) the extent and success of our marketing and promotional programs; (7) personnel costs and the extent to which we are able to retain and attract key personnel; (8) the effects of competition; (9) the availability and cost of consumer credit; (10) relationships with suppliers; (11) our ability to maintain adequate information systems capacity and infrastructure; (12) our leverage and cost of funds and changes in interest rates that may increase such costs; (13) our ability to maintain adequate loss prevention measures; (14) fluctuations in raw material prices, including diamond, gem and gold prices; (15) developments relating to the consolidated Capital Factors actions and the related SEC and U.S. Attorney's office investigations, and shareholder and other civil litigation including the impact of such developments on our results of operations and financial condition and relationship with our lenders or with our vendors; (16) regulation affecting the industry generally, including regulation of marketing practices; (17) the successful integration of acquired locations and assets into our existing operations; and (18) the risk factors identified from time to time in our filings with the SEC.

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             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com